Exhibit (j)(i)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-249926 on Form N-1A, of our reports dated December 23, 2024 relating to the financial statements and financial highlights of TCW Artificial Intelligence ETF, TCW Compounders ETF, TCW Transform 500 ETF, TCW Transform Supply Chain ETF, TCW Transform Systems ETF, each a series of TCW ETF Trust, appearing in the Annual Reports on Form N-CSR of TCW ETF Trust for the year ended October 31, 2024, and to the references to us under the headings “Financial Highlights” and “Fund Service Providers” in the Prospectus, and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

Los Angeles, California

February 27, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-249926 on Form N-1A, of our report dated December 23, 2024 relating to the financial statements and financial highlights of TCW High Yield Bond Fund (predecessor mutual fund of TCW High Yield Bond ETF), a series of TCW Funds, Inc., appearing in the Annual Report on Form N-CSR of TCW Funds, Inc. for the year ended October 31, 2024.

We also consent to the incorporation by reference in the same Registration Statement of our report dated December 23, 2024 relating to the financial statements and financial highlights of TCW Flexible Income ETF, a series of TCW ETF Trust, appearing in the Annual Reports on Form N-CSR of TCW ETF Trust for the year ended October 31, 2024,

We further consent to the incorporation by reference in the same Registration Statement of our reports dated May 24, 2024 relating to the financial statements and financial highlights of Metropolitan West Flexible Income Fund (predecessor mutual fund of TCW Flexible Income ETF), Metropolitan West Corporate Bond Fund (predecessor mutual fund of TCW Corporate Bond ETF) and Metropolitan West Floating Rate Income Fund (predecessor mutual fund of TCW Senior Loan ETF), each a series of Metropolitan West Funds, appearing in the Annual Report on Form N-CSR of Metropolitan West Funds for the year ended March 31, 2024, and to the references to us under the headings “Financial Highlights” and “Fund Service Providers” in the Prospectus, and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

Los Angeles, California

February 27, 2025